UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 12, 2007

The Walt Disney Company

(Exact name of registrant as specified in its charter)

Delaware	1-11605	No. 95-4545390
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

500 South Buena Vista Street
Burbank, California 91521

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 560-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 12, 2007, The Walt Disney Company (the “Company”) entered into a Terms Agreement with BNP Paribas Securities Corp., CastleOak Securities, L.P., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Loop Capital Markets, LLC, Muriel Siebert & Co., Inc., Samuel A. Ramirez & Company, Inc., and The Williams Capital Group, L.P. (collectively, the “Underwriters”) with respect to the offer and sale of $350,000,000 aggregate principal amount of its 6.00% Global Notes due 2017 (the “Fixed Rate Notes”).  The Fixed Rate Notes were offered to the public at 99.777% of par and proceeds to the Company net of underwriting discount of 0.45%, before expenses, were 99.327% of par.   In addition, on July 12, 2007, the Company entered into a Terms Agreement with the Underwriters with respect to the offer and sale of $750,000,000 aggregate principal amount of its Floating Rate Global Notes due 2010 (the “Floating Rate Notes” and together with the Fixed Rate Notes, the “Notes”).  The Floating Rate Notes were offered to the public at 100% of par and proceeds to the Company net of underwriting discount of 0.25%, before expenses, were 99.750% of par.

The Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement on Form S-3 (File No. 333-122139) of the Company.  The Notes are being issued pursuant to a Senior Debt Securities Indenture, dated as of September 24, 2001, between the Company and Wells Fargo Bank, National Association, as trustee.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Terms Agreement, dated July 12, 2007, with respect to the 6.00% Global Notes due 2017, between The Walt Disney Company and the several underwriters set forth therein.

1.2	Terms Agreement, dated July 12, 2007, with respect to the Floating Rate Global Notes due 2010, between The Walt Disney Company and the several underwriters set forth therein.

4.1	Form of Fixed Rate Note.

4.2	Form of Floating Rate Note.

5.1	Opinion of Dewey Ballantine LLP relating to the Notes.

23.1	Consent of Dewey Ballantine LLP (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALT DISNEY COMPANY

	By:	/s/ Roger J. Patterson
	Name:	Roger J. Patterson
	Title:	Vice President, Counsel
Registered In-House Counsel

Dated: July 16, 2007

EXHIBIT INDEX

Exhibit No.	Description

1.1	Terms Agreement, dated July 12, 2007, with respect to the 6.00% Global Notes due 2017, between The Walt Disney Company and the several underwriters set forth therein.

1.2	Terms Agreement, dated July 12, 2007, with respect to the Floating Rate Global Notes due 2010, between The Walt Disney Company and the several underwriters set forth therein.

4.1	Form of Fixed Rate Note.

4.2	Form of Floating Rate Note.

5.1	Opinion of Dewey Ballantine LLP relating to the Notes.

23.1	Consent of Dewey Ballantine LLP (included in Exhibit 5.1 above).